Exhibit 21.1

Entity	Jurisdiction Formed In
97WI 8ME, LLC	CA
Airport Solar I, LLC	DE
Bloomfield Solar, LLC	DE
Charter Hill Solar, LLC	VT
City Solar Garden LLC	VT
Colorado CSG II LLC	DE
Colorado CSG LLC	DE
Conic Holdings LLC	DE
Conic Manager LLC	DE
Earth Right Energy II, LLC	TN
East to West Solar II LLC	DE
East to West Solar LLC	DE
Enfinity Colorado DHA I LLC	CO
ESA Fleet Community Solar, LLC	Fl
ESA Four Oaks NC 1, LLC	FL
ESA Princeton NC LLC	FL
Fairfield Wind Manager, LLC	MT
Fairfield Wind Master Tenant, LLC	MT
Fairfield Wind Owner LLC	MT
Faison Lessee LLC	DE
Faison Solar LLC	DE
Floyd Road Solar Farm LLC	NC
Foresight Solar LLC (FKA - Green Maple II LLC)	DE
Fossil Gulch Wind Park, LLC	ID
Four Oaks Lessee LLC	DE
Fresh Air Energy IV, LLC	CA
Fresh Air Energy VII, LLC	CO
Fresh Air Energy VIII, LLC	CO
Georgia Mountain Community Wind LLC	VT
GLC Chester Community Solar, LLC	VT
Golden Horizons Solar LLC	DE
Goshen Solar, LLC	DE
GREC Energy Efficiency LLC	DE
GREC Entitiy HoldCo LLC	DE
GREC Services LLC	DE
Omni DG Holdco LLC	DE
Green Maple LLC	DE
Greenbacker Renewable Energy Corporation	MD
Greenbacker Residential Solar II LLC	DE
Greenbacker Residential Solar LLC	DE
Greenbacker Wind, LLC	DE
Greenfield Wind Manager LLC	MT
Greenfield Wind Owner LLC	MT
Grizzly Bear Solar, LLC	DE

Hartford Solarfield Solar, LLC	VT
Holocene Renewable Energy Fund 3, LLC	NC
HREF - 3 Lessee LLC	DE
HREF - 3 Lessor LLC	DE
HREF - 3 Parent LLC	DE
Lighthouse Finance LLC	CO
Lincoln Farm I, LLC	TN
Lincoln Farm II, LLC	TN
Lincoln Farm III, LLC	TN
Lincoln Farm IV, LLC	TN
Magnolia Sun LLC	DE
Midway III Holdings LLC	DE
Midway III Manager LLC	DE
Milford Raman Solar, LLC	DE
MLH Phase 2, LLC	FL
MLH Phase 3, LLC	FL
MP2 - Oregon Solar One, LLC	DE
MP2 Capital - WGBH Educational Foundation, LLC	DE
MP2 Capital Solar Fund II, LLC	DE
MP2 Green Valley ES, LLC	DE
MP2 Hawaii Solar I, LLC	DE
MP2 IRG - Petaluma City Schools, LLC	DE
MP2 MLK, LLC	DE
MR Realty Solar, LLC	DE
Newington Solar, LLC	DE
Nitro Lessee LLC	DE
Nitro Solar LLC	NV
North Carolina Solar I Lessee, LLC	NC
North Carolina Solar II Lessee, LLC	NC
North Palm Springs Investments, LLC	CA
Novus Royalton Solar, LLC	VT
Oak Leaf Solar XXI LLC	CO
Oak Leaf Solar XXII LLC	CO
Oak Leaf Solar XXIV LLC	CO
Oak Leaf Solar XXIX LLC	CO
Oak Leaf Solar XXV LLC	CO
Oak Leaf Solar XXVI LLC	CO
Oak Leaf Solar XXVII LLC	CO
Oak Leaf Solar XXVIII LLC	CO
Oak Leaf Solar XXX LLC	CO
Oak Leaf Solar XXXI LLC	CO
Oak Leaf Solar XXXII LLC	CO
Oak Leaf Solar XXXIII LLC	CO
OneEnergy Blue Star Solar LLC	DE
ORE F4 Holdco, LLC	DE
ORE F4 Project Co, LLC	DE
ORE F4 Sponsor, LLC	DE

ORE F5A HoldCo, LLC	DE
ORE F5A ProjectCo, LLC	DE
ORE F6 HoldCo, LLC	DE
ORE F6 ProjectCo LLC	DE
ORE Owner I, LLC	DE
Oregon Solar II, LLC	DE
PCIP Solar LLC	NC
Phelps 158 Solar Farm, LLC	NC
Phelps Holdings LLC	DE
Phelps Management LLC	DE
Pittsford GLC Solar, LLC	VT
Powerhouse One, LLC	TN
Princeton Lessee LLC	DE
Proctor GLC Solar, LLC	VT
Radiance Solar 4 LLC	DE
Radiance Solar 5 , LLC	DE
Renewable Energy Project II LLC	DE
Renewable Energy Project LLC	DE
RSD7 Solar, LLC	DE
Sacramento Vineyard Solar, LLC	DE
Sarah Lessee LLC	DE
Sarah Solar LLC	NV
Six States Solar LLC	DE
Sol Phoenix Solar LLC	DE
Solaverde, LLC	VA
SOLON TV1, LLC	AZ
South Adams Solar, LLC	DE
South Robeson Farm, LLC	NC
South Robeson Solar Farm, LLC	NC
Sun Farm V, LLC	NC
Sun Farm VI, LLC	NC
Sunsense Clayton Lessee, LLC	NC
Sunsense Fletcher Lessee, LLC	NC
Sunsense Inman Lessee, LLC	NC
SunServe Energy LLC	DE
SunServe Residential Solar I LLC (FKA Terraform)	DE
Tar Heel Solar II LLC	DE
Terraform Resi Solar Manager LLC	DE
Turquoise Manager LLC	DE
Turquoise Nevada LLC	DE
Turtle Top Solar, LLC	IN
Wagner Wind LLC	DE
WE 46 Precision Drive, LLC	DE
Williamstown Old Town Road Solar, LLC	VT